Exhibit 10.3

                                PROMISSORY NOTE

$375,000.00                                                        March 9, 2004
                                                      Panama City Beach, Florida

      Andrew Devries, III, an individual residing in Texas ("Maker"), for value received prior hereto and for which the Holder (defined below) has yet to be compensated, hereby promises to pay to the order of NANNACO, Inc., a Texas corporation (the "Holder"), Three Hundred Seventy Five Thousand Dollars ($375,000.00) (the "Principal") no later than April 9, 2004 (the "Payment Date"). Interest shall accrue on the outstanding balance at the rate of 15% per annum. Notwithstanding any other provision in this promissory not (the "Note") to the contrary, the Principal shall not be used for any purpose other than to pay/satisfy: (i) personal liabilities of Maker to the Internal Revenue Service, and/or (ii) personal liabilities of the Maker to financial banking institutions (the "Permitted Principal Uses"). Use of the Prinicipal for any purpose other than the Permitted Principal Uses shall constitute and event of Default under section 1 below.

1.    Default.

The occurrence of any of the following events shall constitute a Default under this note:

      (a) the Maker shall fail to make any payment of principal due hereunder for more than five (5) business days after the due date thereof;

      (b) the Maker shall commence any case or proceeding seeking to have an order for relief entered on his behalf as debtor or to adjudicate himself as bankrupt or insolvent or seeking readjustment of his debts or any other relief under any bankruptcy, insolvency, readjustment of debt or other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing; or the Maker shall make a general assignment for the benefit of creditors;

      (c) an involuntary case or other proceeding shall be commenced against the Maker with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect seeking the appointment of a trustee, receiver, liquidator, custodian or similar official of it or any substantial part of its property; and such case or proceeding (i) results in the entry of an order for relief or a similar order against it or (ii) shall continue unstayed and in effect for a period of sixty (60) consecutive days; or

      (d) the Maker shall use any of the Principal for purpose other than the Permitted Prinicipal Uses

      Upon Default, and at the option of the Holder, or its assigns, without notice, demand or presentment, the Holder may (i) accelerate all amounts due and owing under this Note and demand payment immediately, and/or (ii) declare the right to exercise any and all remedies available to the Holder under applicable law.

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      Further, upon Default, Maker waives any right to object to a motion for summary judgment or similar proceeding instituted by the Holder, or his successors or assigns, in connection with attempts to remedy any Default and otherwise collect all amounts due and owing under this Note.

2.    Miscellaneous

      (i) Maker shall have the privilege of prepaying the principal under this
Note in whole or in part, without penalty or premium at any time.

      (ii) Maker shall pay upon demand any and all expenses, including reasonable attorney fees, incurred or paid by the Holder of this Note without suit or action in attempting to collect funds due under this Note. In the event an action is instituted to enforce or interpret any of the terms of this Note including but not limited to any action or participation by Maker in, or in connection with, a case or proceeding under the Bankruptcy Code or any successor statute, the prevailing party shall be entitled to recover all expenses reasonably incurred at, before and after trial and on appeal or review, whether or not taxable as costs, including, without limitation, attorney fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses.

      (iii) All parties to this Note hereby waive presentment, dishonor, notice of dishonor and protest. All parties hereto consent to, and the Holder is hereby expressly authorized to make, without notice, any and all renewals, extensions, modifications or waivers of the time for or the terms of payment of any sum or sums due hereunder, or under any documents or instruments relating to or securing this Note, or of the performance of any covenants, conditions or agreements hereof or thereof or the taking or release of collateral securing this Note. Any such action taken by the Holder shall not discharge the liability of any party to this Note.

      (iv) This Note shall be governed by and construed in accordance with the laws of the state of Washington without regard to conflict of law principles.

      (v)   All payments due and owing under this Note shall be delivered to:

      Holder:                                 NANNACO, Inc.
                                              9739 Cobb Street, Suite 1
                                              San Antonio, TX 78217

      Maker:





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By: Andrew DeVries, III - Individually


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